Trading Account Profits and Losses	12 Months Ended
Mar. 31, 2024
Trading Account Profits And Losses [Abstract]
Trading Account Profits and Losses	TRADING ACCOUNT PROFITS AND LOSSES
The MUFG Group performs trading activities through market-making, sales and arbitrage, while maintaining risk levels within appropriate limits in accordance with its risk management policy.
The MUFG Group has trading account securities and trading derivative assets and liabilities for this purpose. In addition, the trading account securities include foreign currency-denominated debt securities such as foreign government or official institution bonds, corporate bonds and mortgage-backed securities, which are mainly comprised of securities measured at fair value under the fair value option.
Net trading losses for the fiscal years ended March 31, 2022, 2023 and 2024 were comprised of the following:

	2022	2023	2024
	(in millions)
Interest rate and other derivative contracts	¥(102,122)	¥238,162	¥(947,069)
Trading account securities, excluding derivatives	(722,298)	(1,030,260)	248,020
Trading account losses—net	(824,420)	(792,098)	(699,049)
Foreign exchange derivative contracts(1)	(44,693)	57,914	(406,744)
Net trading losses	¥(869,113)	¥(734,184)	¥(1,105,793)

Note:
(1)Gains (losses) on foreign exchange derivative contracts are included in Foreign exchange gains (losses)—net in the accompanying consolidated statements of operations. Foreign exchange gains (losses)—net in the accompanying consolidated statements of operations are also comprised of foreign exchange losses other than derivative contracts and foreign exchange gains related to the fair value option.
For further information on the methodologies and assumptions used to estimate fair value, see Note 31, which also shows fair values of trading account securities by major category. Note 23 discloses further information regarding the derivative-related impact on Trading account losses—net by major category.